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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-85628, 33-15102, 33-87662, 33-87664 and 333-17513) of
Techniclone Corporation of our report dated July 2, 1999, with respect to the consolidated financial statements and schedule of Techniclone Corporation included in the Annual Report (Form 10-K) for the year ended April 30, 1999.


/s/ ERNST & YOUNG LLP

Orange County, California
July 23, 1999